THE UNION CENTRAL LIFE INSURANCE COMPANY
                                ("Union Central")
                                CARILLON ACCOUNT
                              CARILLON LIFE ACCOUNT
                              ("Separate Accounts")
                                 Supplement to:
                VA I, VA II, VA II SA, and Excel Accumulator VUL
                         Prospectuses Dated May 1, 2007
           Advantage VA III, Excel Choice VUL, and Executive Edge VUL
                        Prospectus Dated November 5, 2007

                         Supplement Dated March 31, 2008

Effective May 1, 2008, the AIM V.I. Basic Balanced Fund, Series I subaccount (currently available only through Advantage VA III and Excel Accumulator VUL) and the FTVIPT Templeton Foreign Securities Fund, Class 2 subaccount (each a "Subaccount") will no longer be available as investment options for your contract or policy (each a "Contract") and will be closed to new investments. Funds allocated to a Subaccount as of the close of business April 30, 2008, may remain invested in the Subaccount. Transfers or withdrawals from a Subaccount on or after May 1, 2008 cannot be reinvested in that Subaccount.

If you established a program with premium allocations directed to a Subaccount, you may change your future allocations at any time. Any premiums directed to a Subaccount after April 30, 2008 will be allocated to your Contract's Money Market subaccount instead. You may reallocate funds from the Money Market subaccount to other available investment options at any time, pursuant to the terms stated in your prospectus.

All other Contract provisions remain as stated in your Contract and prospectus.

          Please retain this Supplement with the current prospectus for your variable Contract issued by The Union Central Life Insurance Company.
          If you do not have a current prospectus, please contact Union
                           Central at 1-800-825-1551.